[ARISTATA MUTUAL FUNDS LOGO]

A CLASS ABOVE

SEMI-ANNUAL REPORT

OCTOBER 31, 2001

[GRAPHIC]

THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

INVESTMENT ADVISER
Tempest Investment Counselors, Inc.
1380 Lawrence Street
Suite 1050
Denver, CO 80204

ADMINISTRATOR, TRANSFER AGENT & FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc.
370 Seventeenth Street
Suite 3100
Denver, CO  80202

DISTRIBUTOR
ALPS Distributors, Inc.
370 Seventeenth Street
Suite 3100
Denver, CO  80202

LEGAL COUNSEL
Davis, Graham & Stubbs LLP
1550 Seventeenth Street
Suite 500
Denver, CO  80202

INDEPENDENT AUDITORS
Deloitte & Touche LLP
555 Seventeenth Street
Suite 3600
Denver, Colorado  80202

CUSTODIAN
Fifth Third Bank, N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio  45263

MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

FOR MORE INFORMATION, PLEASE CALL 1-800-644-8595
OR VISIT www.aristata.com

[ALPS DISTRIBUTORS, INC. LOGO]

SPONSOR AND DISTRIBUTOR

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

THE SHOCK AND SADNESS CREATED BY THE CATASTROPHIC EVENTS OF TUESDAY, SEPTEMBER 11th ARE OMNIPRESENT AND UNAVOIDABLE. WE EXTEND OUR DEEPEST SYMPATHIES AND HEARTFELT PRAYERS TO ALL OUR SHAREHOLDERS, FRIENDS, FAMILIES, COLLEAGUES AND ANYONE ELSE WHO HAVE BEEN PERSONALLY AFFECTED BY THE TRAGEDY.

YET, WE ARE HEARTENED BY THE RESILIENCY AND DETERMINATION OF AMERICA. OUR NATION HAS ALWAYS RESPONDED RESOLUTELY WHEN FACED WITH ADVERSITY. THE COURAGEOUS ACTS OF THE RESCUE TEAMS, POLICE AND FIREFIGHTERS HAVE INSPIRED MILLIONS OF AMERICANS IN A COLLECTIVE RESOLVE THAT WILL ENABLE OUR COUNTRY TO MOVE FORWARD WITH RENEWED VITALITY. THAT IS OUR FERVENT HOPE AND EXPECTATION.

At this juncture we are trying to make sense out of the senselessness - no small task given all the new uncertainties. One of the few things we know for sure is that recent events have accelerated a cyclical downturn in the economy. What would have been a normal economic correction has now become more severe. That much seems simple. The recession we suspected for some time is now really here. In addition, virtually every stock index is firmly entrenched in bear market territory this year.

  -   We are clearly in uncharted waters, but optimistic about the future.

  - The Federal Reserve has been doing all the right things to support a weakening economy and to set the stage for an economic recovery. Even in the best of times, it usually takes 12 to 18 months for positive monetary stimulus to impact the large U.S. economy.

  - It is difficult to know how the markets will react from here. There is definitely a high degree of uncertainty and no one can predict which direction the next move in the market will be. In light of this, we feel the best course is to remain committed to our long-term investment philosophy of staying diversified and seeking out solid businesses at attractive prices.

  - We continue to have great faith in the U.S. economy. It is well diversified, energetic, and tremendously adaptable. In the midst of all the gloom and bad news, we have been impressed with the adaptability and vibrancy not only of the economy, but also more importantly of the American people. As the investment sage Warren Buffet commented recently "There is nothing dumber than betting against America. It hasn't worked since 1776." We agree.

THE GOOD NEWS ABOUT THE FINANCIAL MARKETS - THEY ARE OPEN FOR BUSINESS

The stock and bond markets closed for the longest period since the Great Depression following the September attacks. While the stock market sold off sharply in September upon reopening on September 17th, the bond markets actually rallied. We are encouraged by the record high trading volumes. There was plenty of liquidity in the financial system.

There was no panic selling, and no run on the banks. IF HISTORY IS A GUIDE, THOSE WHO BAILED OUT OF STOCKS AFTER THE SUDDEN DROP MAY REGRET THEIR DECISION. History clearly teaches that the stock market reacts negatively to major crises, but then bounces back over the ensuing 6, 12 and 24 months. Bonds demonstrated once more their ability to reduce risk.

PHILOSOPHICAL VIEW FROM "BEING THERE"

We find our thoughts going back to the 1979 movie "Being There" with Peter Sellers. Sellers plays Chance the gardener - a character with a knack for saying profound thoughts in very simple terms. At one point, Chance offers this thought: "ALL IS WELL, AND ALL WILL BE WELL, IN THE GARDEN".

Later in the movie, Chance counsels the President of the United States: "IN A GARDEN, GROWTH HAS ITS SEASON. FIRST COME SPRING AND SUMMER, BUT THEN WE HAVE FALL AND WINTER. AND THEN WE GET SPRING AND SUMMER AGAIN."

Simple words, and an appropriate metaphor to keep in mind. Each recession looks unique, and has a point where investors finally "give up." The downturn in the equity markets this quarter certainly seems like "winter". It may take some time for the excesses in the market and the economy to unwind, and that is always painful (or at least uncomfortable), but this also sets the stage for new opportunities and renewed growth. SEASONS DO CHANGE, AND WE ALREADY ARE BEGINNING TO SEE SIGNS OF BUSINESS RETURNING TO NORMAL.

HOW WE ARE RESPONDING TO THE NEW ENVIRONMENT

Recent terrorist events draw attention to the importance of risk management. TEMPEST INVESTMENT COUNSELORS, as adviser to the Aristata Mutual Funds, always has practiced a diversified approach to investing, supported by in-depth research. OVER THE YEARS, PAYING CLOSE ATTENTION TO THE RISK SIDE OF THE EQUATION HAS PROVIDED SOLID RETURNS FOR THE ARISTATA PORTFOLIOS. While these basic tenets will not change, we do feel some adjustments are warranted. We are placing increased emphasis upon reducing portfolio risks in the face of increased uncertainty.

  - We continue to scrutinize current equity and fixed income investments with the goal of paring back over-sized positions to acceptable levels. Large positions always have the inherent risk of some adverse outcome whether it is for a specific company or industry situation.

  - We expect a more challenging economic environment to negatively impact marginal business situations. Thus turnarounds will find "turning around" a more difficult process. Our patience with such situations will be shorter.

  - Companies with higher than average debt levels will be more compromised by the anticipated tougher business conditions than before. Thus, balance sheets will be analyzed with a more jaundiced eye.

  - Finally, we remain active in our search for attractive new investments, but we demand compelling valuations for purchases.

RECESSION? - YES
RECOVERY? - NO DOUBT

The World Trade Center attack did not cause the U.S. recession that we are likely now experiencing - it just accelerated and steepened it. Most stock indices peaked last year, and were already down prior to September 11th. Numerous companies had announced lay-offs (or closed their doors completely, as was the case for many dot-com companies). For example, in August Ford announced pay cuts for executives, and Swissair was already starting to lay off employees and has now ceased operations entirely. These events are part of a normal cyclical downturn. To quote Peter Lynch, Vice-Chairman of Fidelity Investments:
"THE UNITED STATES HISTORICALLY HAS HAD A PERFECT RECORD WHEN IT COMES TO REBOUNDING FROM THE MOST DIFFICULT TIMES. IN THE PAST 50 YEARS WE'VE HAD 9 RECESSIONS. AND WE'VE HAD 9 RECOVERIES."

BONDS - YIELDS ARE COMING DOWN

Last January the Federal Reserve, under the chairmanship of Alan Greenspan, began to lower interest rates. Currently, short rates are near 30-year lows. The Treasury Department, in a surprise move on October 31 announced it would no longer sell 30-year bonds. This decision and likely additional interest rate cuts by the Federal Reserve will provide added stimulus for the U.S. economy by helping drive down long-term borrowing rates for consumers and corporations.

Typically, it has taken 12 to 18 months for lower interest rates to have a noticeable impact on the economy. We expect that these actions will have a positive impact on the economy, and they should stimulate an economic recovery beginning next year.

Lower interest rates mean higher bond prices. That's the good news. The dark side to this is that substantially lower interest rates prompt companies and municipalities, when authorized, to call bonds with high coupons or to discontinue the sale of higher yielding, longer term bonds. For example, the Treasury Department announced on October 31st that it was discontinuing the sale of new 30-year bonds in an effort to save millions of dollars in borrowing costs. Thus, bondholders are faced with reinvesting revenues from called or matured bonds into lower yielding instruments. Income on bond portfolios will be under pressure as a result of this increased call activity.

CORPORATE EARNINGS AND ACCOUNTING MAGIC

Since 1995 to the present, guess what the profits were, collectively, for all the companies listed on the Nasdaq stock exchange.

The answer is zero.

It is coming to light that much of the growth in profits during recent years was accomplished using accounting gimmicks. For instance, JDS Uniphase and Nortel made U.S corporate history earlier this year by reporting record losses of $50.6 billion and $19 billion. These losses are huge in comparison to annual sales of less than $3 billion for JDS Uniphase and $18 billion for Nortel. Both losses included sizeable write-offs of goodwill created from the earlier purchases of Internet and technology investments. These charges were to recognize the fact that large acquisitions made at the time of the tech bubble now are essentially worthless! By some estimates, the value of potential U.S corporate write-offs could exceed $1 trillion in 2001.

Even earnings on the more established companies in the Standard & Poor's 500 Index became inflated. The S&P 500 reported earnings growth of 9% per year between 1995 and 2001. If the cost of stock options had been treated as compensation (but options are not treated as such an expense), the rate of growth would drop to only 6%. If pension fund contributions had not enjoyed the benefit (less need to contribute to the fund) of a booming stock market, earnings GROWTH WAS ONLY 5%. REAL COMPANY EARNINGS HAVE BEEN GROWING MUCH MORE SLOWLY THAN MOST PEOPLE THOUGHT.

WE EXPECT TO SEE A CONTINUATION OF THE RECENT TREND OF LARGE CORPORATE WRITE-OFFS. Business has been weak in most sectors, and use of aggressive accounting techniques has boosted reported earnings over the last few years. Corporations may decide to deal with everything at once by way of large "one time" write-offs. These massive charge-offs may create short-term concerns, but provide a means to eliminate excess inventory and an investment to enhance long-term profitability.

IN CONCLUSION - DARKEST BEFORE THE DAWN

As the old saying goes, it is always darkest before the dawn. With the economy softening, the equity markets have been drifting lower for several quarters. And while we cannot call a market bottom (nor will we try), IT IS APPARENT THAT MUCH OF THE PRIOR EXCESSES ARE BEING WRUNG OUT OF THE MARKET. Additionally, the stock market declines of late September discounted (justifiably) an additional dose of uncertainty.

WE CONTINUE TO HAVE FAITH IN OUR COUNTRY'S STRONG AND RESILIENT ECONOMY. We believe that investors' attention will now be directed to the recovery that invariably follows. We remain convinced that a focus on a long-term perspective and a strategy of diversification among high quality companies is the best response to short-term traumatic events. We remain focused on the diversified, value-oriented investment disciplines that have served our shareholders well in this and past periods of adversity.

Our goal remains the delivery of long-term successful investment results to our Aristata shareholders. We greatly appreciate your investment and confidence in the Aristata funds. Members of our firm are invested along with you in these funds, and we are dedicated to continuing to deliver successful results.

Sincerely,

/s/ H. David Lansdowne

H. David Lansdowne, CFA
President
Tempest Investment Counselors, Inc.

P.S. WE RECENTLY BEGAN MAKING AVAILABLE CURRENT, MONTHLY ASSET HOLDINGS OF THE FUNDS. WE INVITE YOU TO VISIT THE ARISTATA MUTUAL FUND WEB SITE:
WWW.Aristata.com WHERE THE CURRENT FUND INVESTMENTS APPEAR. THE MONTHLY DISCLOSURE OF CURRENT FUND HOLDINGS IS NOT WIDELY PRACTICED IN THE MUTUAL FUND INDUSTRY, BUT WE FEEL IT IS IMPORTANT TO SHARE THIS INFORMATION ON A TIMELY BASIS WITH OUR INVESTORS.

FUND REVIEW

ARISTATA EQUITY FUND

PERFORMANCE

The Aristata Equity Fund total return for the six-month period ending October 31, 2001 was -11.81%. The Standard & Poor's 500 index return was -14.60% and the broader Value Line Composite Index was down -16.86% return. Net assets of the Fund as of October 31, 2001 were $61.7million.

EQUITY MARKET OVERVIEW

The sword of Damocles, from ancient legend has come to characterize perilous situations. King Dionysius, as the legend goes, wanted to demonstrate to his envious friend, Damocles, the delicate balance leaders and countries constantly face. So he placed a warrior's sword above Damocles that was suspended by a single horsehair. Since September 11th, all investors sense the apprehension Damocles must have felt.

The Standard and Poor's 500 Index recorded a four straight month decline from June through September. The last time this happened was 1990 - and at that time, we actually saw five down months in a row. Importantly, however, over the following seven months in 1990, the S&P 500 rose more than 26%. As this is being written, October marked the first monthly advance in stock prices since May. We cannot say that market trends will mirror the course of 1990, but the recent positive direction for stock prices does give us hope for some better results looking forward.

The financial markets are adjusting to the realities brought about by the U.S. attacks. It was not surprising to see stock prices fall--as they have done in every past crisis. The initial impact to the economy was dramatic as well, and there was a rapid, pervasive fall-off in business. The financial markets will need time to access the increased uncertainty and added risks we all face. In times like these, we find it helpful to put the current stock market environment in perspective. The following table compares the current bear market with prior declines in the Standard & Poor's 500:


                           MAJOR BEAR MARKETS - STANDARD & POOR'S 500
--------------------------------------------------------------------------------
                                                          YEAR END PRICE TO
         DATE OF DECLINE              PRICE DECLINE      EARNINGS RATIO (PE)
         -----------------------------------------------------------------------
         1961-1962                        -28%                   17x
         1966                             -22%                   14x
         1968-1970                        -36%                   18x
         1973-1974                        -48%                   8x
         1980-1982                        -27%                   11x
         1987                             -34%                   14x
         1990                             -20%                   15x
         2000-2001                        -38%                22x EST*
--------------------------------------------------------------------------------

* OCTOBER 31 STANDARD & POOR'S 500 CLOSE OF 1060 AND ESTIMATED EARNING OF $48.70

The average decline for these eight bear markets is about 31%. Therefore, the current decline has been larger and sharper than many of the past declines. If we measure the recent decline by the NASDAQ index, this bear market is of monstrous proportions registering a March 2000 peak-to-trough (September 2001) decline of 71%. The relatively high PE ratio for the Standard & Poor's indicates stock market valuations remain expensive. Our discipline is to invest in companies with low valuations, and that practice seems especially compelling in the present environment.

[CHART OF SECTOR PROFILE]

                       ARISTATA EQUITY FUND SECTOR PROFILE
                              AS OF OCTOBER 31,2001

BASIC MATERIALS                      3.0%
BUILDING/REAL ESTATE                14.1%
CONSUMER DURABLES                    1.2%
CONSUMER STAPLES                     7.4%
ELECTRIC & GAS UTILITIES             8.0%
ENERGY                              11.2%
FINANCIAL                            8.3%
HEALTHCARE                          10.2%
INDUSTRIAL PRODUCTS & SERVICES       9.8%
TECHNOLOGY                          11.9%
TELECOMMUNICATIONS                   5.3%
SHORT-TERM INVESTMENTS               6.8%
TRANSPORTATION                       3.4%

* LIABILITIES IN EXCESS OF OYHER ASSETS = (0.6)%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA EQUITY FUND, THE S&P 500, VALUE LINE COMPOSITE, AND THE LIPPER MULTI-CAP VALUE FUND INDEX.

[CHART]

                        ARISTATA                       VALUE LINE    LIPPER MULTI-CAP
                     EQUITY FUND         S&P 500*       COMPOSITE    VALUE FUND INDEX
3/2/98                     10000           10000            10000              10000
                           10410           10513            10437              10449
                           10454           10620            10477              10508
                           10229           10431            10051              10275
6/30/98                    10189           10856            10003              10264
                            9997           10743             9367               9867
                            8775            9188             7728               8358
                            9279            9775             8087               8704
10/31/98                    9933           10575             8632               9420
                           10244           11214             8986               9827
                           10607           11861             9279               9990
                           10359           12360             9166              10025
                           10177           11972             8652               9792
                           10445           12451             8731              10062
4/30/99                    11435           12937             9518              10957
                           11598           12624             9634              10900
                           12001           13325             9981              11251
                           11718           12911             9721              10868
                           11490           12844             9303              10494
                           10886           12492             8984              10041
10/31/99                   10897           13283             8932              10352
                           11083           13553             9044              10347
                           11326           14351             9311              10583
                           11001           13631             8864              10127
                           10677           13373             8712               9594
                           11639           14681             9296              10608
4/30/00                    11689           14240             9113              10588
                           11939           13943             8889              10735
                           11599           14290             8872              10502
                           11549           14069             8916              10591
                           12264           14937             9492              11263
                           12122           14148             9160              11107
10/31/00                   12298           14088             8940              11371
                           11908           12977             8237              10951
                           12456           13041             8608              11603
                           12786           13504             9219              12041
                           12511           12272             8657              11712
                           12107           11495             8094              11301
4/30/01                    12894           12388             8636              12034
                           13239           12471             8861              12300
                           12539           12167             8781              12092
                           12526           12048             8544              12076
                           12249           11293             8108              11628
                           11135           10381             6851              10436
10/31/01                   11371           10579             7180              10651

* FUND BENCHMARK INDEX

                                   PERFORMANCE
                             AS OF OCTOBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN (1)              1 YEAR          SINCE INCEPTION
Aristata Equity Fund                         (7.54)%             3.56%
S&P 500 Index                               (24.91)%             1.55%
Value Line Composite Index                  (19.68)%            -8.64%
Lipper Multi-Cap Value Fund Index            (6.34)%             1.73%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.

The words of the investment sage Humphrey Neill offer sound counsel: THE CROWD IS MOST ENTHUSIASTIC AND OPTIMISTIC WHEN IT SHOULD BE CAUTIOUS AND PRUDENT; AND IS MOST FEARFUL WHEN IT SHOULD BE BOLD. The economic and financial market optimism that prevailed from the late 1990s to the market peak in early 2000 seemed impervious to attack. Today, investor optimism is fading due to the growing concerns of recession, unemployment, and falling corporate profits. However, the current bear market pessimism, which is being magnified by the September 11th events, is creating investment opportunities where sound long-term values can be found.

PORTFOLIO UPDATE

ARISTATA EQUITY FUND

The current portfolio is invested in 53 companies and is diversified across approximately 24 industries. During the last quarter, we moved the portfolio to a more defensive position. Generally, weightings were reduced slightly in areas that had previously been emphasized, such as energy, technology and the financial sector. Concurrently, sectors that previously had minimal weightings, such as consumer staples and basic materials were added. As a result, the portfolio is more balanced across various industry groups. One exception to this was the Building/Real Estate sector, where we added to our holdings. This group includes Real Estate Investment Trusts (REITs). These equities typically have very high dividend yields (averaging over 7.3% in our case) and stock prices are further supported by the underlying real estate holdings. In our list of top ten holdings, two of them are Real Estate Investment Trusts: Duke-Weeks Realty Corp and Archstone Community Trust.

                             TEN LARGEST HOLDINGS(2)
                             AS OF OCTOBER 31, 2001

                                                       SECTOR          % OF         DIVIDEND           PRICE
COMPANY                                        REPRESENTATION       INVESTMENTS       YIELD         EARNINGS RATIO
------------------------------------------------------------------------------------------------------------------
Duke-Weeks Realty Corp.                  Building/Real Estate          3.2%            7.8%              8.6
Int'l Business Machines Corp.                      Technology          3.1%            0.5%             25.1
Vulcan Materials Co.                     Building/Real Estate          3.0%            2.1%             18.7
Questar Corp.                      Electrical & Gas Utilities          3.0%            3.1%             12.2
Verizon Communications, Inc.               Telecommunications          2.8%            3.0%             17.0
AMGEN, Inc.                                        Healthcare          2.7%            0.0%             48.4
Baker Hughes, Inc.                                     Energy          2.7%            1.3%             27.0
Xcel Energy, Inc.                   Eletrical & Gas Utilities          2.7%            5.2%             12.4
Archstone Community Trust                Building/Real Estate          2.6%            6.7%             12.6
Albertson's, Inc.                            Consumer Staples          2.6%            1.5%             12.3
-------------------------------------------------------------------------------------------------------------------
                                         TEN LARGEST HOLDINGS         28.4%            3.1% AVG.        19.4 x AVG.
                                        STANDARD & POOR'S 500                          1.4%             21.9x

The ten largest holdings represent approximately 28% of the total portfolio. These ten companies are diversified across seven different industries. The valuation characteristics of these companies reflect our discipline of buying good companies whose prices reflect low valuations in relation to earnings, and assets. Specifically, the above listed investments have valuations of price-to-earnings ratios, dividend yields, and price-to-book ratios that compare favorably to the figures of the Standard & Poor's 500 index.

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

PERFORMANCE

The Aristata Quality Bond Fund's total return for the six-months ending October 31, 2001 was 5.88%. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index registered comparable returns of 8.56% and 7.33%, respectively. Net assets of the Aristata Quality Bond Fund were $44.3 million as of October 31st. The Aristata Colorado Quality Tax-Exempt Fund had net assets of $13.3 million for the same ending period, while its six-month total return was 4.50%. Comparable returns for the Lipper Municipal Intermediate Bond Fund Index and the Lehman Brothers Municipal Bond Index were 5.29% and 5.86%, respectively.

[CHART OF ARISTATA QUALITY BOND FUND QUALITY PROFILE]

                  ARISTATA QUALITY BOND FUND QUALITY PROFILE(3)
                             AS OF OCTOBER 31, 2001

Aaa                                 47%
Aa                                  28%
A                                   18%
Baa                                  7%

FIXED INCOME MARKET REVIEW

This past quarter was a very arduous quarter for investors. The tragic events of the September 11th terrorist attacks have been a defining moment for the American public, both emotionally and financially.

The Federal Reserve policy makers have cut short-term interest rates nine times through October of this year and it is widely anticipated that they will continue to do so in an effort to stimulate the economy. Most economic data has shown that the economy was slowing before the terrorist attacks. Now, as consumers have cut back on spending and unemployment has risen, the shock of the attacks has created a sense of caution, and has succeeded in tipping the economy into a recession. Consumer confidence in the U.S. economy dropped in October to its lowest level in more than seven years. In addition, the Federal Reserve Board has reiterated its viewpoint that the risks that lie ahead remain weighted toward conditions that may continue to generate economic weakness.

Low interest rates will be needed to stimulate future business and consumer spending. Although Congress has appropriated several crisis-related spending outlays, it will take time to start the rebuilding process. The current budget surplus also will help the government to continue spending. In addition, today's rate of inflation remains at a relatively low level, which should help offset any concerns of rapidly rising prices during the next recovery phase.

[CHART OF ARISTATA QUALITY BOND FUND SECTOR PROFILE]

                    ARISTATA QUALITY BOND FUND SECTOR PROFILE
                             AS OF OCTOBER 31, 2001

U.S. GOVERNMENT & AGENCY OBLIGATIONS   42.6%
COMMUNICATIONS                          4.6%
ELECTRIC UTILITIES                      2.5%
FINANCIAL                              18.5%
INDUSTRIAL                             30.1%
SHORT-TERM INVESTMENTS                  0.5%
OTHER                                   1.2%

PORTFOLIO UPDATE

ARISTATA QUALITY BOND FUND

The volatility in the stock market has influenced the bond market, particularly the shorter maturities of high quality U.S. Treasuries and government sponsored agencies. Amid the market turbulence, investors have sought safety and liquidity. With substantially lower interest rates, there has been a tremendous amount of bonds called by issuers. Buyers looking to replace the lost income in their portfolios have created an increased demand for fixed income securities.

The U.S. Treasury most recently announced the elimination of issuance of the 30-year long Treasury bond. Immediately following this announcement, U.S. Treasury bonds posted their biggest one-day gain since October 1987. By maximizing issuance on the shorter end, the Treasury will have more flexibility to deal with debt paydowns. Also by shifting debt into the shorter maturities, long-term interest rates will most likely remain stable and not rise as sharply during upcoming times of fiscal policy needs.

The corporate calendar has remained brisk with several companies taking advantage of low interest rates to finance their debt. During the period under review, the Fund's holding of corporate bonds was 56% and its holding of U.S. Government and agency obligations was 42%. The Fund's average maturity on October 31st was 6.8 years.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA QUALITY BOND FUND, THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX.

[CHART]

                ARISTATA QUALITY            LEHMAN BROTHERS           LEHMAN BROTHERS INTERMEDIATE
                  BOND FUND              GOV'T/CREDIT BOND INDEX*         GOV'T/CREDIT BOND INDEX

3/2/98              10000                       10000                           10000
                    10030                       10031                           10032
                    10069                       10081                           10082
                    10158                       10189                           10156
6/30/98             10218                       10293                           10221
                    10251                       10301                           10256
                    10400                       10502                           10418
                    10636                       10802                           10679
10/31/98            10585                       10726                           10669
                    10602                       10790                           10667
                    10641                       10816                           10710
                    10687                       10893                           10769
                    10537                       10633                           10610
                    10599                       10687                           10690
4/30/99             10622                       10713                           10723
                    10542                       10603                           10641
                    10519                       10570                           10648
                    10508                       10541                           10639
                    10495                       10532                           10647
                    10603                       10627                           10746
10/31/99            10613                       10655                           10774
                    10611                       10648                           10787
                    10569                       10583                           10751
                    10507                       10580                           10712
                    10597                       10712                           10799
                    10702                       10867                           10912
4/30/00             10652                       10813                           10887
                    10663                       10804                           10904
                    10862                       11024                           11096
                    10916                       11141                           11180
                    11044                       11298                           11312
                    11139                       11341                           11415
10/31/00            11149                       11412                           11468
                    11303                       11607                           11624
                    11483                       11836                           11838
                    11647                       12035                           12032
                    11779                       12159                           12146
                    11863                       12215                           12239
4/30/01             11859                       12123                           12208
                    11916                       12194                           12276
                    11951                       12252                           12321
                    12142                       12557                           12578
                    12241                       12718                           12703
                    12410                       12835                           12889
10/31/01            12556                       13161                           13103

Lehman             $13,161
Lehman Int.        $13,103
Aristata           $12,556


* FUND BENCHMARK INDEX

                                   PERFORMANCE
                             AS OF OCTOBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN (1)                         1 YEAR       SINCE INCEPTION
Aristata Quality Bond Fund                              12.63%           6.40%
Lehman Bros. Gov't/Credit Bond Index                    15.32%           7.78%
Lehman Bros. Intermediate Gov't/Credit Bond Index       14.26%           7.65%
Lipper Corporate Debt Funds A Rated Index               13.85%           6.55%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.

PORTFOLIO UPDATE

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

The municipal bond market remains quite appealing when compared to taxable U.S. Treasuries. Municipal yield ratios now approach 90-95% to comparable Treasuries. In addition, the municipal yield curve (difference between short and long-term interest rates) is now quite steep. In spite of this very steep yield curve, investors have remained cautious to the low nominal yield levels.

In addition, the municipal calendar has been heavy as municipalities continue to issue debt to refinance their infrastructure needs. The issuance of municipals rose 37% in the third quarter. The Fund participated in several new Colorado issues that came to market. The Fund's average maturity on October 31st was 8.7 years with a well-diversified mix of holdings in several sectors.

[CHART OF ARISTATA COLORADO QUALITY TAX-EXEMPT FUND QUALITY PROFILE]

          ARISTATA COLORADO QUALITY TAX-EXEMPT FUND QUALITY PROFILE(3)
                             AS OF OCTOBER 31, 2001

Aaa                                 68.1%
Aa                                  25.5%
A                                    6.4%

[CHART OF ARISTATA COLORADO QUALITY TAX-EXEMPT FUND SECTOR PROFILE]

           ARISTATA COLORADO QUALITY TAX-EXEMPT FUND SECTOR PROFILE
                             AS OF OCTOBER 31, 2001

PREREFUNDED BONDS                   15.0%
GENERAL OBLIGATION BONDS            38.1%
REVENUE BONDS                       43.2%
OTHER                                3.7%

In the months ahead, we will continue to monitor the economic data, the possible U.S. military responses, and the prospects for additional fiscal policy measures.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND, THE LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX, AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

[CHART]

                ARISTATA QUALITY            LEHMAN BROTHERS           LEHMAN BROTHERS INTERMEDIATE
                  BOND FUND              GOV'T/CREDIT BOND INDEX*        GOV'T/CREDIT BOND INDEX
3/2/98              10000                       10000                           10000
                    10030                       10031                           10032
                    10069                       10081                           10082
                    10158                       10189                           10156
6/30/98             10218                       10293                           10221
                    10251                       10301                           10256
                    10400                       10502                           10418
                    10636                       10802                           10679
10/31/98            10585                       10726                           10669
                    10602                       10790                           10667
                    10641                       10816                           10710
                    10687                       10893                           10769
                    10537                       10633                           10610
                    10599                       10687                           10690
4/30/99             10622                       10713                           10723
                    10542                       10603                           10641
                    10519                       10570                           10648
                    10508                       10541                           10639
                    10495                       10532                           10647
                    10603                       10627                           10746
10/31/99            10613                       10655                           10774
                    10611                       10648                           10787
                    10569                       10583                           10751
                    10507                       10580                           10712
                    10597                       10712                           10799
                    10702                       10867                           10912
4/30/00             10652                       10813                           10887
                    10663                       10804                           10904
                    10862                       11024                           11096
                    10916                       11141                           11180
                    11044                       11298                           11312
                    11139                       11341                           11415
10/31/00            11149                       11412                           11468
                    11303                       11607                           11624
                    11483                       11836                           11838
                    11647                       12035                           12032
                    11779                       12159                           12146
                    11863                       12215                           12239
4/30/01             11859                       12123                           12208
                    11916                       12194                           12276
                    11951                       12252                           12321
                    12142                       12557                           12578
                    12241                       12718                           12703
                    12410                       12835                           12889
10/31/01            12556                       13161                           13103

* FUND BENCHMARK INDEX

                                   PERFORMANCE
                             AS OF OCTOBER 31,2001

AVERAGE ANNUAL TOTAL RETURN (1)                    1 YEAR         SINCE INCEPTION
Aristata Colorado Quality Tax-Exempt Fund           8.13%             4.82%
Lehman Brothers Municipal Bond Index               10.52%             5.90%
Lipper Municipal Intermediate Bond Fund Index       9.37%             5.03%
Lipper Colorado Municipal Fund Average             10.00%             4.59%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS

(1) TOTAL RETURN IS THE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND AFTER REINVESTING ALL INCOME AND CAPITAL GAINS. IT IS CALCULATED BY DIVIDING THE CHANGE IN TOTAL INVESTMENT VALUE BY THE INITIAL VALUE OF THE INVESTMENT. TOTAL RETURN FIGURES ARE NET OF ALL FUND EXPENSES AND REFLECT ALL FEE WAIVERS. WITHOUT THESE FEE WAIVERS, TOTAL RETURN WOULD HAVE BEEN LOWER. THE INCEPTION DATE OF EACH FUND IS MARCH 2, 1998. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.

(2) THE TEN LARGEST HOLDINGS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF THE EQUITY SECURITIES THAT THE FUND HAS BOUGHT AND MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS.

(3) QUALITY PROFILE BASED ON EACH SECURITY'S RATING FROM MOODY'S. FOR THOSE RATINGS NOT AVAILABLE FROM MOODY'S, S&P RATINGS WERE USED.

THE VIEWS EXPRESSED IN THIS ADVISER UPDATE REFLECT THE ADVISER'S VIEW ONLY THROUGH OCTOBER 31, 2001. THE ADVISER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS

DEFINITION OF INDICES

The LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX and the LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX are unmanaged indices that are a broad measure of bond performance that reflect the reinvestment of income dividends and capital gain distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing. Intermediate indices include bonds with maturities of up to ten years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The LIPPER COLORADO MUNICIPAL BOND FUND AVERAGE is the average return of all bond funds tracked by Lipper that limit their assets to those securities exempt from taxation in the state of Colorado. The average return reflects the reinvestment of income dividends and capital gain distributions, if any.

The LIPPER CORPORATE DEBT FUNDS A RATED INDEX is an unmanaged index that measures the performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

The LIPPER MULTI-CAP VALUE FUND INDEX is an unmanaged index of funds, that by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

The LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX is an unmanaged index that measures the performance of intermediate municipal debt funds (i.e. those with dollar-weighted average maturities of 5 to 10 years). The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The VALUE LINE COMPOSITE INDEX is an unmanaged equally weighted geometric average composed of approximately 1700 stocks traded on the New York Stock Exchange, American Stock Exchange, and over-the-counter that are tracked by the Value Line Investment Survey. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

ARISTATA FUNDS

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2001(UNAUDITED)

                                          SHARES         VALUE*
COMMON STOCKS - 93.74%

BASIC MATERIALS - 3.03%
AGRICULTURE - 1.62%
Deere & Co.                               27,000   $   998,730
                                                   ------------
METALS - 1.41%
Carpenter Technology Corp.                40,000       870,000
                                                   ------------

TOTAL BASIC MATERIALS                                1,868,730
                                                   ------------

BUILDING/REAL ESTATE - 14.14%
BUILDING MATERIALS - 4.99%
Lafarge Corp.                             20,000       709,000
Trex Company Inc.+                        35,000       489,650
Vulcan Materials Co.                      45,300     1,883,121
                                                   ------------
                                                     3,081,771
                                                   ------------

ENG./CONST./HOMEBUILDING - 3.37%
Jacobs Engineering Group Inc.+            15,000       983,100
United Rentals Inc.+                      60,000     1,095,000
                                                   ------------
                                                     2,078,100
                                                   ------------

R.E.I.T./REAL ESTATE - 5.78%
Archstone Community Trust                 66,375      1,606,275
Duke-Weeks Realty Corp.                   85,000      1,959,250
                                                   ------------
                                                      3,565,525
                                                   ------------

TOTAL BUILDING/REAL ESTATE                            8,725,396
                                                   ------------

CONSUMER DURABLES - 1.15%
HOUSEHOLD GOODS - 1.15%
Eastman Kodak Co.                         13,900        355,423
LA-Z-Boy Inc.                             20,000        356,800
                                                   ------------
                                                        712,223
                                                   ------------

TOTAL CONSUMER DURABLES                                 712,223
                                                   ------------

CONSUMER STAPLES - 7.38%
PACKAGED GOODS - 2.15%
Avon Products, Inc.                       28,400      1,329,972

RETAIL - 5.23%
Albertson's, Inc.                         50,000      1,595,500
Circuit City Stores Inc.                  40,000        548,800
May Department Stores                     11,800        371,110
Target Corp.                              22,800        710,220
                                                   ------------
                                                      3,225,630
                                                   ------------

TOTAL CONSUMER STAPLES                                4,555,602
                                                   ------------

ELECTRICAL & GAS UTILITIES - 7.95%
ELECTRIC UTILITIES - 4.92%
Duke Energy Corp.                         36,000      1,382,760
Xcel Energy, Inc.                         58,590      1,656,925
                                                   ------------
                                                      3,039,685
                                                   ------------

GAS UTILITIES - 3.03%
Questar Corp.                             85,000      1,870,000
                                                   ------------

TOTAL ELECTRIC & GAS UTILITIES                        4,909,685
                                                   ------------

ENERGY - 11.20%
OIL FIELD SERVICES - 3.10%
Baker Hughes, Inc.                        46,300      1,658,929
Transocean Sedco Forex, Inc.               8,500        256,275
                                                   ------------
                                                      1,915,204
                                                   ------------

OIL & GAS - 8.10%
BP Amoco PLC                              27,880      1,347,719
CheveronTexaco Corp.                       6,160        545,468
Murphy Oil Corp.                          14,000      1,113,000
Royal Dutch Petroleum Co.                 18,200        919,282
Westport Resources Corp.+                 62,000      1,070,740
                                                   ------------
                                                      4,996,209
                                                   ------------

TOTAL ENERGY                                          6,911,413
                                                   ------------

FINANCIAL - 8.29%
BANKS/S & L/FINANCE/LEASE - 4.10%
Morgan J.P. & Co., Inc.                   28,120        994,323
PNC Financial Services Group              16,000        878,400
Wachovia Corp.                            23,000        657,800
                                                   ------------
                                                      2,530,523
                                                   ------------

                                       15

                                          SHARES         VALUE*
BROKERS/FINANCIAL SERVICES - 3.23%
Gallagher Arthur J & Co.                  22,800   $    833,112
Marsh & McLennan Cos., Inc.               12,000      1,161,000
                                                   ------------
                                                      1,994,112
                                                   ------------

INSURANCE - 0.96%
Allstate Corp.                            18,920        593,710
                                                   ------------

TOTAL FINANCIAL                                       5,118,345
                                                   ------------

HEALTHCARE - 10.16%
DRUGS - 7.39%
Abbott Laboratories                       24,000      1,271,520
American Home Products Corp.              28,400      1,585,572
AMGEN, Inc.+                              30,000      1,704,600
                                                   ------------
                                                      4,561,692
                                                   ------------

MEDICAL PRODUCTS - 2.77%
Cardinal Health, Inc.                     17,100      1,147,581
Pall Corp.                                27,600        560,280
                                                   ------------
                                                      1,707,861
                                                   ------------

TOTAL HEALTHCARE                                      6,269,553
                                                   ------------

INDUSTRIAL PRODUCTS & SERVICES - 9.85%
ELECTRICAL PRODUCTS - 1.73%
Emerson Electric Co.                      21,800      1,068,636
                                                   ------------

INDUSTRIAL COMPONENTS - 8.12%
Ingersoll Rand Co.                        37,800      1,409,940
Kennametal, Inc.                          32,000      1,125,760
Snap On, Inc.                             46,000      1,230,960
Trinity Industries, Inc.                  50,000      1,244,000
                                                   ------------
                                                      5,010,660
                                                   ------------

TOTAL INDUSTRIAL PRODUCTS
  & SERVICES                                          6,079,296
                                                   ------------
TECHNOLOGY - 11.87%
COMPUTERS/PERIPHERAL - 4.65%
Hewlett-Packard Co.                       55,000        925,650
Int'l Business Machines Corp.             18,000      1,945,260
                                                   ------------
                                                      2,870,910
                                                   ------------

ELECTRONICS - 3.70%
Anixter International, Inc.+              33,000        818,400
Molex, Inc.                               19,550        565,582
Motorola, Inc.                            55,000        900,350
                                                   ------------
                                                      2,284,332
                                                   ------------

SOFTWARE/SYSTEM SUPPORT - 3.52%
Electronic Data Systems Corp.             23,600      1,519,132
FileNET Corp.+                            45,000        655,650
                                                   ------------
                                                      2,174,782
                                                   ------------

TOTAL TECHNOLOGY                                      7,330,024
                                                   ------------

TELECOMMUNICATIONS - 5.34%
COMMUNICATIONS - 5.34%
Bellsouth Corp.                           42,500      1,572,500
Verizon Communications, Inc.              34,648      1,725,817
                                                   ------------
                                                      3,298,317
                                                   ------------

TOTAL TELECOMMUNICATIONS                              3,298,317
                                                   ------------

TRANSPORTATION - 3.38%
RAILS/TRUCK/MARINE - 3.38%
CSX Corp.                                 25,000        842,500
U.S. Freightways Corp.                    40,000      1,244,400
                                                   ------------
                                                      2,086,900
                                                   ------------

TOTAL TRANSPORTATION                                  2,086,900
                                                   ------------

TOTAL COMMON STOCKS                                  57,865,484
                                                   ------------
  (Cost $35,700,260)

                                       16

                                          SHARES         VALUE*
SHORT-TERM INVESTMENTS -6.81%
MUTUAL FUNDS - 6.81%
Fifth Third C/P Fund                   2,201,055   $  2,201,055
Fifth Third US Treasury Fund           2,000,000      2,000,000
                                                   ------------
                                                      4,201,055
                                                   ------------

TOTAL SHORT-TERM INVESTMENTS                          4,201,055
                                                   ------------
     (Cost $4,201,055)

TOTAL INVESTMENTS
     (Cost $39,901,315)                   100.55%    62,066,539
  Liabilities in Excess
       of Other Assets                     -0.55%      (339,530)
                                    ----------------------------
  NET ASSETS                              100.00%  $ 61,727,009
                                    ============================

* See note 1 to financial statements.
+ Denotes non-income producing security.

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2001(UNAUDITED)

DUE                      BOND RATING**     PRINCIPAL
DATE        COUPON       MOODY'S/S&P        AMOUNT            VALUE*
U.S. GOVERNMENT &
AGENCY OBLIGATIONS   - 42.60%
U.S. TREASURY NOTES - 7.21%
07/15/06     7.000%          Aaa/AAA       1,400,000   $  1,605,188
08/15/11     5.000%          Aaa/AAA       1,500,000      1,587,598
                                                       ------------
                                                          3,192,786
                                                       ------------
U.S. TREASURY BONDS - 7.65%
02/15/07     7.625%          Aaa/AAA       1,367,000      1,388,734
11/15/07     7.875%          Aaa/AAA         920,000        974,159
05/15/10    10.000%          Aaa/AAA         840,000      1,022,569
                                                       ------------
                                                          3,385,462
                                                       ------------

FEDERAL FARM CREDIT BANK - 1.17%
01/22/08     6.120%          Aaa/AAA         500,000        519,357
                                                       ------------

FEDERAL HOME LOAN BANK - 17.28%
08/19/09     7.050%          Aaa/AAA         250,000        274,275
01/12/10     7.155%          Aaa/AAA         250,000        276,359
05/24/10     8.050%          Aaa/AAA         250,000        258,319
06/07/11     6.700%          Aaa/AAA         250,000        256,668
07/25/11     6.500%           Aaa/NR         165,000        173,871
11/05/12     7.115%          Aaa/AAA         800,000        837,450
03/18/13     6.650%          Aaa/AAA         500,000        522,840
09/05/13     6.450%           Aaa/NR         200,000        208,874
01/14/15     8.000%          Aaa/AAA         400,000        404,733
01/27/15     8.000%          Aaa/AAA         500,000        534,024
02/09/15     8.000%          Aaa/AAA         200,000        225,244
02/25/15     8.000%          Aaa/AAA         250,000        268,131
08/14/15     8.000%          Aaa/AAA         200,000        217,340
09/25/15     6.405%           Aaa/NR         250,000        256,151
02/19/16     7.000%          Aaa/AAA         200,000        202,827
03/07/16     7.000%          Aaa/AAA         400,000        406,538
05/10/16     7.000%           Aaa/NR         300,000        307,160
06/06/16     6.700%           Aaa/NR         250,000        255,479
07/27/16     7.000%           Aaa/NR         250,000        261,335
07/27/16     7.000%           Aaa/NR         200,000        209,068
08/10/16     6.700%           Aaa/NR         500,000        526,164
09/26/16     6.500%           Aaa/NR         250,000        255,817
10/04/16     6.375%           Aaa/NR         250,000        254,450
10/24/16     6.225%          Aaa/AAA         250,000        257,010
                                                       ------------
                                                          7,650,127
                                                       ------------

                                       17

DUE                      BOND RATING**     PRINCIPAL
DATE        COUPON       MOODY'S/S&P        AMOUNT            VALUE*
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.02%
02/07/11     6.700%          Aaa/AAA         150,000   $    151,560
12/28/15     7.340%          Aaa/AAA         200,000        201,254
04/11/16     6.650%           Aaa/NR         250,000        257,806
05/02/16     7.060%          Aaa/AAA         200,000        203,579
05/24/16     7.000%          Aaa/AAA         200,000        203,862
08/23/16     6.700%          Aaa/AAA         200,000        203,965
10/12/16     6.105%          Aaa/AAA         400,000        403,518
10/24/17     6.000%          Aaa/AAA         150,000        152,643
                                                       ------------
                                                          1,778,187
                                                       ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.27%
03/28/11     6.125%           Aaa/NR         575,000        597,875
12/03/12     6.920%          Aaa/AAA         800,000        830,096
01/22/13     6.440%          Aaa/AAA         500,000        515,658
03/10/16     8.200%          Aaa/AAA         105,000        135,080
10/25/16     6.100%          Aaa/AAA         250,000        253,819
                                                       ------------
                                                          2,332,528
                                                       ------------

TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS                                       18,858,447
                                                       ------------
  (Cost $17,589,996)

CORPORATE BONDS - 55.61%
COMMUNICATIONS - 4.58%
AT&T Corp.
03/15/09     6.000%             A3/A-        250,000        243,441
Bellsouth Corp.
10/15/11     6.000%            Aa3/A+        250,000        255,132
New York Telephone Co.
02/15/04     6.250%             A1/A+        500,000        527,932
SBC Communications Inc.
03/15/11     6.250%           Aa3/AA-        250,000        263,423
Southern New England Telephone Co.
12/15/03     6.125%           Aa3/AA         700,000        736,714
                                                       ------------
TOTAL COMMUNICATIONS                                      2,026,642
                                                       ------------

ELECTRIC UTILITIES - 2.47%
Consolidated Edison Co.
02/01/02     6.625%             A1/A+        800,000        806,455
Gulf Power Co.
08/15/04     7.050%             A2/A         270,000        289,288
                                                       ------------
TOTAL ELECTRIC UTILITIES                                  1,095,743
                                                       ------------

FINANCIAL - 18.45%
AUTOMOBILE - 2.04%
Ford Motor Credit Co.
06/30/03     6.625%           A1/BBB+        500,000        515,100
Toyota Motor Credit
12/15/08     5.500%          Aa1/AAA         380,000        388,245
                                                       ------------
                                                            903,345
                                                       ------------

BANKS/S & L/FINANCE/LEASE - 6.43%
Bank of America Corp.
05/12/05     7.125%            Aa2/A+        500,000        544,141
Citicorp
08/15/05     6.750%            Aa2/A+        700,000        758,500
First Bank System
10/15/03     6.000%             A1/A         500,000        523,728
National City Corp.
05/15/19     6.875%             A2/A         600,000        611,836
NCNB Corp.
08/01/02     7.750%            Aa2/A+        200,000        200,835
Wells Fargo & Co.
02/01/11     6.450%            Aa2/A+        200,000        209,962
                                                       ------------
                                                          2,849,002
                                                       ------------

BROKERS/FINANCIAL SERVICES - 7.12%
Bear Stearns Co.
04/15/03     6.750%             A2/A         750,000        787,455
03/01/07     7.000%             A2/A         250,000        268,895
Charles Schwab Corp.
03/01/10     8.050%             A3/A-        450,000        502,246
Goldman Sachs Group Inc.
01/15/11     6.875%             A1/A+        250,000        264,190
Merrill Lynch & Co.
04/27/08     7.000%           Aa3/AA-        700,000        760,683
Morgan Stanley Dean Witter & Co.
01/15/07     8.330%            Aa3/A+        500,000        567,942
                                                       ------------
                                                          3,151,411
                                                       ------------

                                       18

DUE                      BOND RATING**     PRINCIPAL
DATE        COUPON       MOODY'S/S&P        AMOUNT            VALUE*
INSURANCE - 2.86%
Allstate Insurance Corp.
06/15/03     6.750%             A1/A         550,000   $    581,180
CNA Financial Corp.
11/15/03     6.250%           A3/BBB-        700,000        685,954
                                                       ------------
                                                          1,267,134
                                                       ------------

TOTAL FINANCIAL                                           8,170,892
                                                       ------------

INDUSTRIAL - 30.11%
AEROSPACE - 1.18%
Boeing Co.
06/15/03     6.350%            A1/AA-        500,000        524,565
                                                       ------------

AUTOMOBILE - 2.34%
General Motors Corp.
05/01/05     6.250%           A3/BBB+        500,000        512,803
Hertz Corp.
03/01/11     7.400%         Baa1/BBB         500,000        519,929
                                                       ------------
                                                          1,032,732
                                                       ------------

BROADCASTING/ENTERTAINMENT - 1.21%
Walt Disney Co.
03/30/06     6.750%             A3/A-        500,000        535,786
                                                       ------------

BUILDING MATERIALS - 2.35%
Hanson Trust PLC
01/15/03     7.375%           Baa1/A         300,000        312,392
Martin Marietta Corp.
04/15/03     6.500%         Baa1/BBB         700,000        727,154
                                                       ------------
                                                          1,039,546
                                                       ------------

CHEMICALS - 3.41%
Dow Chemical Co.
02/01/11     6.125%             A1/A         750,000        782,315
E. I. duPont de Nemours & Co.
03/15/04     8.125%           Aa3/AA-        200,000        222,820
ICI Wilmington, Inc.
01/15/02     7.500%         Baa2/BBB         500,000        503,653
                                                       ------------
                                                          1,508,788
                                                       ------------

COMPUTER/PERIPHERAL - 2.62%
Hewlett Packard Co.
06/15/05     7.150%            A2/AA-        400,000   $    430,607
International Business Machines Corp.
11/01/02     7.250%             A1/A+        700,000        730,450
                                                       ------------
                                                          1,161,057
                                                       ------------

DRUGS - 1.61%
Bristol-Myers Squibb Co.
10/01/06     4.750%          Aaa/AAA         500,000        510,825
Eli Lilly & Co.
12/01/01     8.125%           Aa3/AA         200,000        200,819
                                                       ------------
                                                            711,644
                                                       ------------

FOOD/BEVERAGE - 4.71%
Albertson's, Inc.
08/01/09     6.950%         Baa1/BBB+        150,000        160,527
Archer Daniels Midland Co.
05/15/03     6.250%           Aa3/AA-        700,000        734,978
Coca Cola Enterprises Inc.
08/15/11     6.125%             A2/A+        300,000        314,123
Philip Morris Cos., Inc.
05/15/02     7.625%             A2/A-        600,000        613,375
Sara Lee Corp.
09/15/11     6.250%             A3/A+        250,000        263,337
                                                       ------------
                                                          2,086,340
                                                       ------------

HOUSEHOLD GOODS - 0.71%
Whirlpool Corp.
03/01/03     9.000%         Baa1/BBB+        300,000        315,368
                                                       ------------

METALS - 1.50%
Alcan Aluminum Ltd.
11/01/08     6.250%             A2/A-        630,000        666,216
                                                       ------------

OIL & GAS - 1.63%
British Petroleum Co.
05/15/02     7.875%           Aa1/AA+        700,000        719,650
                                                       ------------

PACKAGED GOODS - 1.18%
Fortune Brands, Inc.
04/01/08     6.250%             A2/A         500,000        524,540
                                                       ------------

                                       19

DUE                      BOND RATING**     PRINCIPAL
DATE        COUPON       MOODY'S/S&P        AMOUNT            VALUE*
PAPER/PACKAGING - 1.94%
Avery Dennison Corp.
04/15/05     6.750%             A2/A         800,000   $    860,646
                                                       ------------

RESTAURANTS - 2.57%
McDonalds Corp.
09/01/05     6.625%            Aa3/A+        700,000        721,623
04/15/11     6.000%            Aa2/A+        400,000        417,108
                                                       ------------
                                                          1,138,731
                                                       ------------

RETAIL - 1.15%
Target Corp.
04/01/07     5.500%             A2/A+        350,000        362,403
Wal-Mart Stores, Inc.
08/01/02     6.875%           Aa2/AA         140,000        144,554
                                                       ------------
                                                            506,957
                                                       ------------

TOTAL INDUSTRIAL                                         13,332,566
                                                       ------------

TOTAL CORPORATE BONDS                                    24,625,843
                                                       ------------
  (Cost $23,507,997)
                                              SHARES
SHORT-TERM INVESTMENTS
MUTUAL FUNDS - 0.56%
Fifth Third U.S. Treasury Fund               249,836        249,836
                                                       ------------

TOTAL SHORT-TERM INVESMENTS                                 249,836
                                                       ------------
  (Cost $249,836)

TOTAL INVESMENTS                               98.77%    43,734,126
  (Cost $41,347,829)

Other Assets in Excess
  of Liabilities                                1.23%       547,066
                                    -------------------------------

NET ASSETS                                    100.00%  $ 44,281,192
                                    ===============================

*See note 1 to financial statements.

**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at October 31, 2001.

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2001 (UNAUDITED)

DUE                      BOND RATING**     PRINCIPAL
DATE        COUPON       MOODY'S/S&P        AMOUNT            VALUE*
COLORADO MUNICIPAL OBLIGATIONS - 96.31%
PREREFUNDED - 15.04%
Colorado Springs Utilities System, Rev
11/15/15     6.500%          Aaa/AAA          15,000   $     15,319
11/15/21     5.000%           Aa2/AA         245,000        246,999
Denver City & County
School District #1
Certificates of Participation
12/01/06     6.600%            Aa3/A+        500,000        529,550
Fort Collins Storm Drainage, Rev
12/01/11     6.625%            A1/NR         300,000        303,990
Platte River Power Authority, Rev
06/01/18     5.750%            Aaa/A+        900,000        901,521
                                                       ------------
TOTAL PREREFUNDED                                         1,997,379
                                                       ------------
  (Cost $1,531,379)

GENERAL OBLIGATION BONDS - 38.06%
Adams County
School District #12, FGIC
12/15/09     5.250%          Aaa/AAA         500,000        543,105
Adams County
School District #50
12/01/10     5.250%            A1/AA-        500,000        531,810
Aspen, Colorado
Housing Series B
12/01/20     5.000%           NA/AA3         175,000        173,077
Basalt Colorado
Sanitation District, AMBAC
12/01/18     5.000%           Aaa/NR         125,000        127,720
Boulder County Open Space
06/15/08     5.100%            NR/AA         200,000        213,816
Boulder Valley
School District RE-2
12/01/06     3.250%           Aa3/AA         235,000        235,578
Boulder Valley
School District #Re-2, FGIC
12/01/13     5.000%          Aaa/AAA         150,000        156,804
Clear Creek County
School District #Re-1, FSA
12/01/17     5.750%          Aaa/AAA         100,000        108,710
Denver Colorado City & County
08/01/14     5.000%           Aa2/AA+        100,000        104,774

                                       20

DUE                      BOND RATING**     PRINCIPAL
DATE        COUPON       MOODY'S/S&P        AMOUNT            VALUE*
Douglas County
School District #Re-1, MBIA
12/15/03     5.650%          Aaa/AAA         400,000   $    427,704
Fort Collins Water
12/01/02     6.000%           Aa1/AA         200,000        208,136
Parker Colorado Property
District 1, AMBAC
12/01/12     4.550%          Aaa/AAA         175,000        180,290
Pitkin County
School District 1
12/01/20     5.000%          Aaa/AAA         150,000        151,582
San Miguel County
School District #R-1, MBIA
12/01/06     5.200%          Aaa/AAA         250,000        273,533
South Suburban Park &
Recreation District, FGIC
12/15/06     5.050%          Aaa/AAA         500,000        527,625
Summit County
School District #Re-1, FGIC
12/01/07     5.250%          Aaa/AAA         500,000        546,220
Thornton, FSA
12/01/07     5.150%          Aaa/AAA         500,000        545,000
                                                       ------------

TOTAL GENERAL OBLIGATION BONDS                            5,055,484
                                                       ------------
  (Cost $4,748,584)

REVENUE BONDS - 43.21%
EDUCATION - 6.56%
Boulder Colorado
University Corp. Atmospheric Research Center
09/01/22     5.000%                          200,000        199,890
Colorado EDL & Cultural
12/01/16     6.000%            NR/AA         125,000        136,536
Colorado EDL & Cultural, AMBAC
06/01/20     5.000%,         Aaa/AAA         200,000        202,018
Colorado State Board of Agriculture
Research Revenue, AMBAC
12/01/10     4.300%           Aaa/NR         175,000        177,324
University of Colorado
Enterprise System Revenue
06/01/16     5.100%           Aaa/NR         150,000        156,270
                                                       ------------
                                                            872,038
                                                       ------------

FINANCE - 8.91%
Aspen Colorado Sales Tax
11/01/10     5.000%             NR/A-        120,000        127,565
Boulder Colorado Sales Tax, AMBAC
08/15/13     5.150%          Aaa/AAA         100,000        106,116
Broomfield Colorado Sales & Use Tax, AMBAC
06/01/05    6.000%           Aaa/AAA         300,000        311,100
Douglas County Sales & Use Tax, MBIA
10/15/07     5.250%          Aaa/AAA         300,000        323,691
Durango Colorado Sales & Use Tax, FGIC
12/01/16     5.500%          Aaa/AAA         200,000        213,854
Jefferson County Open Space, FGIC
11/01/19     5.000%          Aaa/AAA         100,000        101,454
                                                       ------------
                                                          1,183,780
                                                       ------------

HOSPITAL - 1.78%
University of Colorado
Hospital Authority, AMBAC
11/15/09     5.000%           Aaa/NR         220,000        235,974
                                                       ------------

HOUSING - 1.73%
Colorado Housing Finance Authority
Single Family Housing
11/01/14     7.150%          Aa1/AAA         225,000        230,949
                                                       ------------

POWER - 3.52%
Adams County
Pollution Control, MBIA
04/01/08     5.625%          Aaa/AAA         300,000        314,478
Pueblo County
Pollution Control, AMBAC
01/01/19     5.100%          Aaa/AAA         150,000        153,218
                                                       ------------
                                                            467,696
                                                       ------------
TRANSPORTATION - 8.26%
Arapahoe County
Highway E-470, MBIA
08/31/05     5.150%          Aaa/AAA         250,000        270,863

                                       21

DUE                      BOND RATING**     PRINCIPAL
DATE        COUPON       MOODY'S/S&P        AMOUNT            VALUE*
Colorado Department of Transportation, AMBAC
06/15/15     5.700%          Aaa/AAA         250,000   $    274,750
Colorado Department of Transportation, MBIA
06/15/19     4.200%          Aaa/AAA         225,000        230,911
Denver City & County Airport, MBIA
11/15/16     5.750%          Aaa/AAA         300,000        320,541
                                                       ------------
                                                          1,097,065
                                                       ------------

WATER/SEWER - 12.45%
Boulder Colorado Water & Sewer
12/01/12     5.300%           Aa2/AA+        125,000        135,516
Colorado Water Reservoir & Power
Development Authority, FGIC
11/01/06     6.550%          Aaa/AAA         500,000        519,755
Colorado Water Reservoir & Power
Development Authority
09/01/07     5.250%          Aaa/AAA         250,000        273,780
Fountain Valley Authority
Water Treatment
12/01/07     5.200%           Aa2/AA         400,000        429,564
Little Thompson Water District, MBIA
12/01/18     5.800%           Aaa/NR         150,000        163,152
Pueblo Colorado Board
Waterworks, FSA
11/01/09     5.250%          Aaa/AAA         120,000        132,175
                                                       ------------
                                                          1,653,942
                                                       ------------

TOTAL REVENUE BONDS                                       5,741,444
                                                       ------------
  (Cost $5,653,909)

TOTAL COLORADO MUNICIPAL
   OBLIGATIONS                                           12,794,307
                                                       ------------
  (Cost $11,933,872)

TOTAL INVESTMENTS                              96.31%    12,794,307
  (Cost $11,933,872)

Other Assets in Excess
of Liabilities                                  3.69%       490,170
                                    -------------------------------

NET ASSETS                                    100.00%  $ 13,284,477
                                    ===============================

*See note 1 to financial statements.

**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at October 31, 2001.

***The Aristata Colorado Quality Tax-Exempt Fund had the following insurance concentration greater than 10% at October 31, 2001 (as a percentage of net assets):

     FGIC         19.64%
     MBIA         19.01%
     AMBAC        15.44%

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)

                                                                                             COLORADO QUALITY
                                                           EQUITY           QUALITY BOND        TAX-EXEMPT
                                                       ------------------------------------------------------
ASSETS:
Investments, at value (Cost - see below)                 $62,066,539        $43,734,126           $12,794,307
Cash                                                               0                  0               491,680
Dividends receivable                                          83,237                  0                     0
Interest receivable                                            8,452            774,481               248,284
Receivable from investment adviser                                 0                  0                   319
Receivable for portfolio shares sold                          56,690             22,875                 3,000
Receivable for investments sold                                    0            318,926                     0
Organizational costs, net of accumulated amortization         10,511              7,883                 3,345
Prepaid and other assets                                       3,856                117                   181
                                                       ------------------------------------------------------
     Total assets                                         62,229,285         44,858,408            13,541,116
                                                       ------------------------------------------------------

LIABILITIES:
Payable for investments purchased                            442,119                  0               199,039
Payable for portfolio shares redeemed                              0            337,910                     0
Accrued investment advisory fee                               38,110             16,955                     0
Accrued administration fee                                    15,287              7,644                 5,096
Dividends payable                                                  0            209,228                48,847
Other payables                                                 6,760              5,479                 3,657
                                                       ------------------------------------------------------
     Total Liabilities                                       502,276            577,216               256,639
                                                       ------------------------------------------------------
NET ASSETS                                               $61,727,009        $44,281,192           $13,284,477
                                                       ======================================================


COST OF INVESTMENTS                                      $39,901,315        $41,347,829           $11,933,872
                                                       ======================================================
COMPOSITION OF NET ASSETS
Paid in capital                                          $35,547,530        $42,507,397           $12,394,132
Undistributed net investment income                           56,187             67,438                 3,158
Accumulated net realized gain (loss) on investments        3,958,068           (679,940)               26,752
Net unrealized appreciation in value of investments       22,165,224          2,386,297               860,435
                                                       ------------------------------------------------------
NET ASSETS                                               $61,727,009        $44,281,192           $13,284,477
                                                       ======================================================

NET ASSET VALUE PER SHARE:
Net Assets                                               $61,727,009        $44,281,192           $13,284,477
Shares of beneficial interest outstanding                  7,538,019          4,413,398             1,358,599
Net asset value and redemption price per share           $      8.19        $     10.03           $      9.78

See notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                                             COLORADO QUALITY
                                                           EQUITY           QUALITY BOND        TAX-EXEMPT
                                                       ------------------------------------------------------
INVESTMENT INCOME:
Interest                                                $     49,326        $ 1,418,823             $ 336,447
Dividends                                                    707,925                  0                    0
                                                       ------------------------------------------------------
     Total Income                                            757,251          1,418,823               336,447
                                                       ------------------------------------------------------

EXPENSES:
Investment advisory fee (Note 4)                             283,256            109,788                32,730
Administration fee (Note 4)                                   90,740             45,371                30,246
Legal                                                          2,705                776                   133
Registration                                                   3,935              6,413                     0
Amortization of organization costs                             3,862              2,475                   815
Insurance                                                        736                368                   184
Other                                                          6,430              9,240                 4,547
                                                       ------------------------------------------------------
     Total Expenses Before Waiver                            391,664            174,431                68,655
Expenses waived by investment adviser (Note 4)               (41,769)           (20,727)              (32,730)
Expenses reimbursed by investment adviser (Note 4)                 0                  0                (3,195)
                                                       ------------------------------------------------------
     Net Expenses                                            349,895            153,704                32,730
                                                       ------------------------------------------------------

Net Investment Income                                        407,356          1,265,119               303,717
                                                       ------------------------------------------------------

Net realized gain (loss) on investments                     (348,272)               599                13,989
Change in net unrealized appreciation/depreciation        (8,267,794)         1,241,600               247,239
                                                       ------------------------------------------------------
Net gain (loss) on investments                            (8,616,066)         1,242,199                 1,228
                                                       ------------------------------------------------------

Net Increase (Decrease) in Net Assets From Operations   $ (8,208,710)       $ 2,507,318           $   564,945
                                                       ======================================================

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   EQUITY FUND
                                                           -----------------------------------------------------------
                                                               For the Six Months Ended          For the Year Ended
                                                             October 31, 2001 (Unaudited)          April 30, 2001
                                                           -----------------------------------------------------------
OPERATIONS:
  Net investment income                                           $    407,356                   $     773,652
  Net realized gain (loss) on investments                             (348,272)                      5,884,163
  Change in net unrealized appreciation/depreciation                (8,267,794)                        (31,678)
                                                           -----------------------------------------------------------
  Net increase (decrease) in net assets from operations             (8,208,710)                      6,626,137
                                                           -----------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                          (359,689)                      (780,969)
  From net realized gain                                                     0                     (5,354,128)
                                                           -----------------------------------------------------------
  Net decrease in net assets from distributions                       (359,689)                    (6,135,097)
                                                           -----------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                       4,837,604                      5,968,400
  Reinvested dividends                                                 284,488                      4,692,181
  Cost of shares redeemed                                           (3,533,300)                   (15,520,770)
                                                           -----------------------------------------------------------
  Net increase (decrease) in net assets from
     share transactions                                              1,588,792                     (4,860,189)
                                                           -----------------------------------------------------------

NET DECREASE IN NET ASSETS                                          (6,979,607)                    (4,369,149)
                                                           -----------------------------------------------------------

NET ASSETS:
  Beginning of period                                               68,706,616                     73,075,765
                                                           -----------------------------------------------------------
  End of period*                                                  $ 61,727,009                   $ 68,706,616
                                                           ===========================================================

*Includes undistributed net investment income of:                 $     56,187                   $      8,520

See notes to financial statements.

                                                                    QUALITY BOND FUND
                                                    --------------------------------------------------
                                                      For the Six Months Ended    For the Year Ended
                                                     October 31, 2001 (Unaudited)   April 30, 2001
                                                    --------------------------------------------------
OPERATIONS:
  Net investment income                                     $  1,265,119             $  2,577,033
  Net realized gain (loss) on investments                            599                (327,944)
  Change in net unrealized appreciation/depreciation           1,241,600                2,156,679
                                                    ---------------------------------------------
  Net increase in net assets from operations                   2,507,318                4,405,768
                                                    ---------------------------------------------

DISTRIBUTIONS:
  From net investment income                                 (1,244,362)              (2,577,033)
                                                    ---------------------------------------------
  Net decrease in net assets from distributions              (1,244,362)              (2,577,033)
                                                    ---------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                 4,265,054                7,072,630
  Reinvested dividends                                           875,927                2,148,910
  Cost of shares redeemed                                    (4,522,185)             (11,059,173)
                                                    ---------------------------------------------
  Net increase (decrease) in net assets from
     share transactions                                          618,796              (1,837,633)
                                                    ---------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                          1,881,752                  (8,898)
                                                    ---------------------------------------------

NET ASSETS:
  Beginning of period                                         42,399,440               42,408,338
                                                    ---------------------------------------------
  End of period*                                            $ 44,281,192             $ 42,399,440
                                                    =============================================

*Includes undistributed net investment income of:           $     67,438             $     46,681

See notes to financial statements.

                                                             COLORADO QUALITY TAX-EXEMPT FUND
                                                    --------------------------------------------------
                                                      For the Six Months Ended    For the Year Ended
                                                     October 31, 2001 (Unaudited)   April 30, 2001
                                                    --------------------------------------------------
OPERATIONS:
  Net investment income                                     $   303,717             $     629,714
  Net realized gain on investments                               13,989                    19,934
  Change in net unrealized appreciation/depreciation            247,239                   290,984
                                                    --------------------------------------------------
  Net increase in net assets from operations                    564,945                   940,632
                                                    --------------------------------------------------
DISTRIBUTIONS:
  From net investment income                                  (299,943)                  (629,714)
                                                    --------------------------------------------------
  Net decrease in net assets from distributions               (299,943)                  (629,714)
                                                    --------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                  521,664                   929,387
  Reinvested dividends                                           58,185                   107,200
  Cost of shares redeemed                                     (285,123)                (2,422,140)
                                                    --------------------------------------------------
  Net increase (decrease) in net assets from
     share transactions                                         294,726                (1,385,553)
                                                    --------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                           559,728                (1,074,635)
                                                    --------------------------------------------------

NET ASSETS:
  Beginning of period                                        12,724,749                13,799,384
                                                    --------------------------------------------------
  End of period*                                            $13,284,477             $  12,724,749
                                                    ==================================================

*Includes un (over)-distributed net investment income of:   $     3,158             $        (616)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                                 EQUITY FUND
                                               -------------------------------------------------------------------------------
                                               For the Six Months Ended                                      For the Period
                                                   October 31, 2001        For the Year Ended April 30,       March 2, 1998
                                                      (Unaudited)           2001       2000       1999      to April 30, 1998
                                               ===============================================================================
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                   $   9.34         $  9.34    $ 11.11    $ 10.44         $  10.00
                                               -------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.05            0.11       0.12       0.14             0.01
  Net realized and unrealized gain (loss)
     on investments                                        (1.15)           0.78      (0.01)      0.81             0.44
                                               -------------------------------------------------------------------------------

  Total income (loss) from investment
      operations                                           (1.10)           0.89       0.11       0.95             0.45
                                               -------------------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                               (0.05)          (0.11)     (0.12)     (0.14)           (0.01)
  From net realized gain                                    -              (0.78)     (1.76)     (0.14)            -
                                               -------------------------------------------------------------------------------
  Total distributions                                      (0.05)          (0.89)     (1.88)     (0.28)           (0.01)
                                               -------------------------------------------------------------------------------

Net asset value - end of period                         $   8.19         $  9.34    $  9.34    $ 11.11         $  10.44
                                               ===============================================================================

TOTAL RETURN                                              (11.81)%         10.31%      2.23%      9.39%           4.54%
                                               ===============================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 61,727         $68,707    $73,076    $94,373         $101,614
                                               ===============================================================================

Ratio of expenses to average net assets                     1.05%(1)        1.05%      1.01%      0.95%            0.95%(1)
                                               ===============================================================================
Ratio of net investment income to
  average net assets                                        1.22%(1)        1.14%      1.20%      1.41%           0.84%(1)
                                               ===============================================================================
Ratio of expenses to average net
  assets without fee waivers                                1.18%(1)        1.16%      1.09%      1.11%            1.17%(1)
                                               ===============================================================================
Ratio of net investment income to
  average net assets without fee waivers                    1.10%(1)        1.03%      1.12%      1.25%           0.62%(1)
                                               ===============================================================================

Portfolio turnover rate                                    15.07%          27.47%     16.63%     25.26%           14.20%(1)
                                               ===============================================================================

(1)  Annualized

See notes to financial statements.

                                                                                QUALITY BOND FUND
                                               -------------------------------------------------------------------------------
                                               For the Six Months Ended                                      For the Period
                                                   October 31, 2001        For the Year Ended April 30,       March 2, 1998
                                                      (Unaudited)           2001       2000       1999      to April 30, 1998
                                               ===============================================================================
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                   $   9.75         $  9.32    $  9.88    $  9.97         $  10.00
                                               -------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.29            0.60       0.59       0.62             0.10
  Net realized and unrealized gain (loss)
     on investments                                         0.28            0.43      (0.57)     (0.08)           (0.03)
                                               -------------------------------------------------------------------------------

  Total income from investment operations                   0.57            1.03       0.02       0.54             0.07
                                               -------------------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                               (0.29)          (0.60)     (0.58)     (0.61)           (0.10)
  From net realized gain                                    -               -          -         (0.02)            -
                                               -------------------------------------------------------------------------------
  Total distributions                                      (0.29)          (0.60)     (0.58)     (0.63)           (0.10)
                                               -------------------------------------------------------------------------------

Net asset value - end of period                         $  10.03         $  9.75    $  9.32    $  9.88         $   9.97
                                               ===============================================================================

TOTAL RETURN                                                5.88%          11.33%      0.28%      5.49%            0.69%
                                               ===============================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $44,281         $42,399    $42,408    $51,980          $57,510
                                               ===============================================================================

Ratio of expenses to average net assets                     0.70%(1)        0.70%      0.68%      0.65%            0.65%(1)
                                               ===============================================================================
Ratio of net investment income to
  average net assets                                        5.76%(1)        6.25%      6.16%      6.10%            6.00%(1)
                                               ===============================================================================
Ratio of expenses to average net
  assets without fee waivers                                0.79%(1)        0.79%      0.75%      0.76%            0.83%(1)
                                               ===============================================================================
Ratio of net investment income to
  average net assets without fee waivers                    5.67%(1)        6.16%      6.10%      5.99%            5.82%(1)
                                               ===============================================================================

Portfolio turnover rate                                    15.54%          15.72%     10.06%      9.79%           11.44%(1)
                                               ===============================================================================

(1)  Annualized

See notes to financial statements.

                                                                        COLORADO QUALITY TAX-EXEMPT FUND
                                               -------------------------------------------------------------------------------
                                               For the Six Months Ended                                      For the Period
                                                   October 31, 2001        For the Year Ended April 30,       March 2, 1998
                                                      (Unaudited)           2001       2000       1999      to April 30, 1998
                                               ===============================================================================
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                   $    9.58        $  9.35    $  9.89    $  9.94         $ 10.00
                                               -------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.23           0.46       0.46       0.49            0.08
  Net realized and unrealized gain (loss)
     on investments                                          0.20           0.23      (0.45)      0.04           (0.06)
                                               -------------------------------------------------------------------------------

  Total income from investment operations                    0.43           0.69       0.01       0.53            0.02
                                               -------------------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                (0.23)         (0.46)     (0.46)     (0.49)          (0.08)
  From net realized gain                                     -              -         (0.09)     (0.09)           -
                                               -------------------------------------------------------------------------------
  Total distributions                                       (0.23)         (0.46)     (0.55)     (0.58)          (0.08)
                                               -------------------------------------------------------------------------------

Net asset value - end of period                         $    9.78        $  9.58    $  9.35    $  9.89         $  9.94
                                               ===============================================================================

TOTAL RETURN                                                 4.50%          7.50%      0.16%      5.40%           0.22%
                                               ===============================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $  13,284        $12,725    $13,799    $17,502         $23,381
                                               ===============================================================================

Ratio of expenses to average net assets                      0.50%(1)       0.50%      0.48%      0.45%           0.45%(1)
                                               ===============================================================================
Ratio of net investment income to
  average net assets                                         4.64%(1)       4.81%      4.85%      4.85%           5.00%(1)
                                               ===============================================================================
Ratio of expenses to average net assets
  without fee waivers and reimbursements                     1.05%(1)       1.04%      0.93%      0.91%           0.92%(1)
                                               ===============================================================================
Ratio of net investment income to
  average net assets without fee
  waivers and reimbursements                                 4.09%(1)       4.27%      4.41%      4.40%           4.53%(1)
                                               ===============================================================================

Portfolio turnover rate                                      9.71%          9.29%     12.41%      7.86%          17.64%(1)
                                               ===============================================================================

(1)  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Trust's Aristata Family of Funds. The Aristata Family of Funds includes the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund. The financial statements of the remaining portfolios of the Trust are presented separately.
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATION: Securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     FEDERAL INCOME TAXES: It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.
     At April 30, 2001, the Aristata Quality Bond Fund had available for federal income tax purposes unused capital loss carryovers of $503,417, expiring through April 30, 2009. The fund intends to elect to defer to its fiscal year ending April 30, 2002, approximately $177,180 of losses recognized during the period November 1, 2000 to April 30, 2001.

     EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

     DIVIDENDS: The Equity Fund will declare and pay dividends from net investment income, if any, quarterly. Dividends from net investment income are declared daily and paid monthly for the Quality Bond and Colorado Quality Tax-Exempt Funds. Dividends from net realized gains, if any, are declared at least once a year for each of the Funds. Dividends to shareholders are recorded on the ex-dividend date.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain (loss) was recorded by the Fund.

     ORGANIZATION COSTS: The Funds have deferred certain costs incurred in connection with the organization, initial registration and public offering of Fund shares. Such costs are being amortized over a 60 month period from the commencement of operations. As of October 31, 2001, the remaining period of amortization was 16 months.

     OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.
     The Quality Bond Fund and Colorado Quality Tax-Exempt Fund adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies, as revised, effective for its fiscal year beginning May 1, 2001. As required, these Funds began amortizing premiums and accreting discounts effective May 1, 2001. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in an increase of $273,123 to paid in capital and to net unrealized appreciation for the Quality Bond Fund, and an increase of $54,376 to paid in capital and to net unrealized appreciation for the Colorado Quality Tax-Exempt Fund.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. SHARES OF BENEFICIAL INTEREST

     On October 31, 2001, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

                                                                                                          COLORADO QUALITY
                                            EQUITY FUND              QUALITY BOND FUND                     TAX-EXEMPT FUND
                             -------------------------------------------------------------------------------------------------------
                                For the Six      For the Year      For the Six      For the Year      For the Six     For the Year
                                Months Ended        Ended         Months Ended     Ended April 30,    Months Ended   Ended April 30,
                              October 31, 2001  April 30, 2001   October 31, 2001       2001        October 31, 2001      2001
                             -------------------------------------------------------------------------------------------------------
Shares sold                       553,262         643,111           432,979          740,260             53,746         96,525
Shares issued as
  reinvestment of dividends        33,566         538,347            89,133          224,976              6,000         11,247
Shares redeemed                  (403,936)     (1,649,439)         (457,984)      (1,165,761)           (29,424)      (254,771)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)           182,892        (467,981)           64,128         (200,525)            30,322       (146,999)
====================================================================================================================================

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                                                                      COLORADO QUALITY
                                       EQUITY FUND             QUALITY BOND FUND       TAX-EXEMPT FUND
                                  -------------------------------------------------------------------------
As of October 31, 2001
Gross appreciation (excess of
  value over tax cost)              $ 23,227,377             $   2,401,700             $      860,945
Gross depreciation (excess of
  tax cost over value)                (1,062,153)                  (15,403)                      (510)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation         $ 22,165,224             $   2,386,297             $      860,435
===========================================================================================================
Cost of investments for income
  tax purposes                      $ 39,901,315             $  41,347,829             $   11,933,872
===========================================================================================================

4. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

         Tempest Investment Counselors, Inc. (the "Adviser") serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Trust. For its services, the Adviser is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.85%, 0.50% and 0.50% of the average net assets for the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund, respectively. The expenses of each Fund will not exceed the voluntary expense limitations adopted by the Adviser. Fee waivers by the Adviser are voluntary and may be terminated at any time.
     ALPS Mutual Funds Services, Inc. ("ALPS") serves as the administrator to each Fund. ALPS is entitled to receive a fee from each Fund, computed daily and payable monthly, at the annual rate of .20% of the average net assets of each Fund, subject to a minimum monthly fee of $15,000 for the Equity Fund, $7,500 for the Quality Bond Fund and $5,000 for the Colorado Quality Tax-Exempt Fund. In addition to administration services, the administration fee also covers the costs of fund accounting, custody, shareholder servicing, transfer agency and audit fees.
         Shareholders holding more than 10% of the Funds' outstanding shares as of October 31, 2001, constituted 42% and 50% of the Equity Fund and Quality Bond Fund, respectively.

5. INVESTMENT TRANSACTIONS

     The cost of securities purchased and proceeds from the sale of securities, other than temporary cash investments, during the six-months ended October 31, 2001 were as follows:

                            U.S. GOVERNMENT
                               SECURITIES           ALL OTHER                    TOTAL
                            -----------------------------------------------------------------
     EQUITY FUND
     Purchases               $          0          $ 10,877,656               $ 10,877,656
     Sales                   $          0          $  9,431,711               $  9,431,711
     ----------------------------------------------------------------------------------------
     QUALITY BOND FUND
     Purchases               $  6,031,718          $  3,512,275               $  9,543,993
     Sales                   $  3,143,203          $  3,046,673               $  6,189,876
     ----------------------------------------------------------------------------------------
     COLORADO QUALITY
     TAX-EXEMPT FUND
     Purchases               $          0          $  1,500,657               $  1,500,657
     Sales                   $          0          $  1,208,981               $  1,208,981
     ----------------------------------------------------------------------------------------

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